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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   July 28, 1999
                                                        ------------------------


                Deutsche Recreational Asset Funding Corporation
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            (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
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                (State or Other Jurisdiction of Incorporation)


         333-56303                                        91-1904587
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 (Commission File Number)                   (I.R.S. Employer Identification No.)




   655 Maryville Centre Drive, St. Louis, Missouri                 63141
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   (Address of Principal Executive Offices)                     (Zip Code)


                                 (314) 523-3000
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             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     The Registrant is filing the exhibits listed in Item 7(c) below in connection with the proposed issurance of Asset Backed Notes by Distribution Financial Services RV Trust 1999-3.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit
   No.         Document Description
_______        ____________________

5.1            Opinion of Mayer, Brown & Platt with respect to legality

23.1           Consent of Mayer, Brown & Platt (included in Exhibit 5.1)


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DEUTSCHE RECREATIONAL ASSET
                                    FUNDING CORPORATION
                                           (Registrant)



Dated: July 28, 1999                By: /S/ Richard C. Goldman
                                        --------------------------------------
                                    Name: Richard C. Goldman
                                    Title: Vice President

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